UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2009

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (800) 289-3355
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to Merger Agreement
     On September 30, 2009, Dell Inc., a Delaware corporation (“Dell”), entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”) by and among Dell, DII — Holdings Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Dell (“Purchaser”), and Perot Systems Corporation, a Delaware corporation (“Perot Systems”). The Amendment amends Section 1.1(d) of the Agreement and Plan of Merger, entered into on September 20, 2009 (the “Merger Agreement”), by and among Dell, Purchaser and Perot Systems.
     Pursuant to the Amendment, the tender offer (the “Offer”) to purchase all of the outstanding shares of Class A common stock, par value $0.01 per share (the “Shares”), of Perot Systems described in the Merger Agreement will remain open for at least 21 business days instead of 20 business days.
     The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
Amended and Restated Tender and Voting Agreement
     On September 30, 2009, Dell, Purchaser, Perot Systems and the Perot Family Trust (“Stockholder”) entered into an Amended and Restated Tender and Voting Agreement (the “Amended Tender Agreement”), pursuant to which Stockholder may elect to tender its Shares in the Offer or may hold its Shares and receive the same consideration per Share in connection with the merger described in the Merger Agreement.
     The foregoing description of the Amended Tender Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amended Tender Agreement, a copy of which is filed as Exhibit 2.2 to this Form 8-K and incorporated herein by reference.
Additional Information
     The tender offer described in this Current Report on Form 8-K and the exhibits attached hereto has not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Perot Systems’ Class A common stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, Purchaser intends to file with the Securities and Exchange Commission. In addition, Perot Systems intends to file with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors and Perot Systems stockholders will be able to obtain free copies of these documents and other documents filed by Perot Systems, Dell and Purchaser with the Securities and Exchange Commission at the website of the Securities and Exchange Commission at www.sec.gov. In addition, the tender offer statement on Schedule TO and related offering materials may be obtained for free (when they become available) from Dell. Perot Systems stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the Securities and Exchange Commission carefully and in their entirety prior to making any decisions with respect to the tender offer because they contain important information, including the terms and conditions of the tender offer.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	First Amendment, dated September 30, 2009, to Agreement and Plan of Merger, dated September 20, 2009, by and among Dell Inc., DII — Holdings Inc. and Perot Systems Corporation.

2.2	Amended and Restated Tender and Voting Agreement, dated September 30, 2009, among Dell Inc., DII — Holdings Inc., Perot Systems Corporation and the Perot Family Trust.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: October 1, 2009	By:	/s/ Janet B. Wright
Janet B. Wright
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment, dated September 30, 2009, to Agreement and Plan of Merger, dated September 20, 2009, by and among Dell Inc., DII — Holdings Inc. and Perot Systems Corporation.

2.2	Amended and Restated Tender and Voting Agreement, dated September 30, 2009, among Dell Inc., DII — Holdings Inc., Perot Systems Corporation and the Perot Family Trust.